UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2024
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2024, the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Matt Stephenson, Jon Jones, Ruth Bennett, and Carol Nelson had been elected to the Bank’s Board of Directors (the “Board”) for terms commencing on January 1, 2025, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 4, 2024. At the time of that filing, the Board committee assignments for 2025 had not been made and the 2025 Director Fee Policy had not been finalized. The Bank is filing this Form 8-K/A to report Board committee assignments and director compensation for 2025.

Board Committee Assignments

On December 10, 2024 the Board approved the following 2025 committee appointments for all directors:

Executive and Governance Committee	Housing and Community Investment Committee

Karl Bollingberg, Chair	Elsie Meeks, Chair
John Klebba, Vice Chair	Amy Johnson, Vice Chair
Douglas DeFries	Ruth Bennett
Jon Jones	Cleon Butterfield
Wan-Chong Kung	Douglas DeFries
Lauren MacVay	Kim DeVore
Elsie Meeks	Russell Lau
Jason Meyerhoeffer	Lauren MacVay
Carol Nelson

Audit Committee	Human Resources and Compensation Committee

Jon Jones, Chair	Douglas DeFries, Chair
Russell Lau, Vice Chair	Amy Johnson, Vice Chair
Ruth Bennett	Jon Jones
Steven Bumann	Elsie Meeks
Douglas DeFries	Carol Nelson
Edward Garding	Matt Stephenson
Elsie Meeks

Technology Committee	Member Committee

Carol Nelson, Chair	Jason Meyerhoeffer, Chair
Jeff Plagge, Vice Chair	Kim DeVore, Vice Chair
Cleon Butterfield	Amy Johnson
Wan-Chong Kung	Joe Kesler
Siva Narendra	Lauren MacVay
Lisa Stange	Matt Stephenson
Bob Vogel

Finance Committee	Risk and Compliance Committee

Wan-Chong Kung, Chair	Lauren MacVay, Chair
Edward Garding, Vice Chair	Siva Narendra, Vice Chair
Ruth Bennett	Steven Bumann
Cleon Butterfield	Russell Lau
Kim DeVore	Jason Meyerhoeffer
Joe Kesler	Jeff Plagge
Bob Vogel	Lisa Stange
Director Fee Policy
On December 10, 2024, the Board approved the Bank’s 2025 Director Fee Policy (the “Fee Policy”), to be effective January 1, 2025. The Bank expects to compensate its directors in accordance with the Fee Policy, which provides for annual compensation, the reimbursement of reasonable expenses and performance requirements. The Bank previously received non-objection from the Federal Housing Finance Agency concerning the fee levels included in the Fee Policy.

Annual Compensation

Annual Compensation
Chair of Board of Directors	$162,500
Vice Chair of Board of Directors	142,000
Chairs of Audit, Risk and Compliance, and Human Resources and Compensation Committees	137,000
Chairs of all other Board Committees	130,000
All other Directors	123,000

Expense Reimbursement

The Bank will reimburse directors for necessary and reasonable travel, subsistence, and other related expenses incurred in connection with the performance of their duties in accordance with the Bank’s Expense Reimbursement Policy and Corporate Governance Principles.

Performance Requirements

Directors are expected to attend all Board meetings and meetings of the committees on which they serve and are compensated quarterly, however the Bank has the right to withhold the fourth quarter payment in the event the director attends less than 75 percent of all required meetings. Further, if a Director serves on the Board for only a portion of a calendar year, or only serves as a Board Chair, Board Vice Chair, or Committee Chair for a portion of a calendar year, then the annual compensation to which such director is entitled for that calendar year shall be adjusted accordingly on a pro-rata basis. In addition, the Chair and Vice Chair of the Board have the authority to make other compensation adjustments, as necessary, for any director that fails to meet performance requirements.

Deferred Compensation

Directors are eligible to participate in the Bank’s Deferral Plan for Directors. Under this plan, directors may elect to defer all or a portion of their directors’ fees.

The foregoing description of the Fee Policy is qualified in its entirety by reference to the copy of the Fee Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 10.1    2025 Director Fee Policy

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 16, 2024	By:	/s/ Robert W. Dixon

Name: Robert W. Dixon
Title: General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	2025 Director Fee Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)